UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21614

Eaton Vance Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2006

Item 1. Reports to Stockholders

Semiannual Report March 31, 2006

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

INVESTMENT UPDATE

Walter A. Row, CFA

Lewis R. Piantedosi

Eaton Vance Management

David R. Fraley

Ronald M. Egalka

Rampart Investment

Management

The Fund

•             Based on share price, Eaton Vance Enhanced Equity Income Fund (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOI, had a total return of 2.95% at market value for the six-month period from September 30, 2005, to March 31, 2006. This return resulted from a decrease in share price from $19.89 on September 30, 2005, to $19.64 on March 31, 2006, plus the reinvestment of $0.822 per share in distributions. The Fund’s primary objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its primary investment strategy by using a systematic program of covered call option writing (selling) on a substantial portion of its portfolio securities to enhance the returns and dampen the volatility of its underlying stock portfolio.

•             Based on net asset value (NAV), the Fund had a total return of 5.93% for the same period. This return was the result of an increase in NAV per share from $19.96 on September 30, 2005, to $20.28 on March 31, 2006, plus the reinvestment of $0.822 per share in distributions.

•             For comparison, the CBOE S&P 500 BuyWrite Index (BXM), a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, had a total return of 2.02% for the period. The S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, had a total return of 6.38% over the same period. (1)

Management Discussion

•             During the six months ended March 31, 2006, stock prices moved higher, despite the negative effects of high energy prices, rising interest rates and a weakening housing market. In the early months of 2006, following the devastation of hurricanes Katrina and Rita, consumer spending and capital investment rebounded. Real Gross Domestic Product was strong in the first quarter of 2006. Despite some mild inflationary concerns typical in a seasoned recovery, we remain constructive on continuing growth and opportunities in the market this year.

•             In this environment, the Fund outperformed the BXM for the six months ended March 31, 2006, and underperformed the S&P 500 Index. Leading economic sectors within the S&P 500 were materials and telecommunications services. The lagging sectors were utilities and energy.(1)

•             At March 31, 2006, the Fund had written call options on 60.97% of its equity holdings. Covered call option writing strategies can provide option premium income that can help mitigate losses to an equity portfolio in a downmarket, but funds with such strategies often underperform stocks in rising markets, such as we experienced in the six months ended March 31, 2006. Accordingly, the Fund’s performance trailed that of the broader market but strongly outperformed the BXM classification on an NAV basis.

•             The Fund holds a broadly diversified portfolio consisting of 70-100 stocks; approximately 65% are large-caps and 35% are mid-caps. In selecting stocks for purchase, a team of research analysts focuses on companies with above-average growth and financial strength. Stocks are selected with a valuation sensitivity, and a sell discipline is employed to further limit risk.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)     It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

FUND PERFORMANCE

•             Allocations to energy, materials and utilities were the greatest contributors to Fund performance for the six months ended March 31, 2006. The Fund was overweighted in the materials sector and benefited from the rise in gold, aluminum and copper prices that occurred over this time. Conversely, a significant underweighting in utilities allowed the Fund to sidestep the devaluation of these stocks in the face of rising energy prices. Positive stock selection and a slight underweight in energy benefited performance. Holdings in the health care and information technology sectors were a drag on performance.

•             For the 6-month period ended March 31, 2006, we witnessed a small contraction in the implied volatilities (the driving force related to option premiums) in equity and index options. This is typically seen during periods of stock market strength and complacency.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Ten Largest Equity Holdings*

By total net assets

Walgreen Co.	1.70%
Halliburton Co.	1.57
BP PLC	1.52
Nike Inc. Cl B	1.51
Paychex Inc.	1.45
Ecolab Inc.	1.45
Starwood Hotels & Resorts	1.45
Suntrust Banks Inc.	1.45
Bank of New York Co.	1.43
Pepsico Inc.	1.42
14.95%

Performance

Total Annual Total Returns (by share price, New York Stock Exchange)

Six Months	2.95%
One Year	6.47%
Life of Fund (10/29/04)	9.75%

Total Annual Total Returns (at net asset value)

Six Months	5.93%
One Year	13.33%
Life of Fund (10/29/04)	12.25%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Sector Allocation*

By total net assets

Financials	20.21%

Information Technology	16.60%

Health Care	13.98%

Consumer Discretionary	12.37%

Industrials	10.60%

Consumer Staples	9.27%

Energy	8.95%

Materials	6.75%

Telecommunications Services	1.83%

Utilities	0.92%

*            Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The sector allocation and largest equity holdings are presented without the offsetting effect of the Fund's written option positions at March 31, 2006.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 101.5%
Security	Shares	Value
Aerospace & Defense — 5.5%
Alliant Techsystems, Inc.(1)	93,300	$7,199,961
General Dynamics Corp.	146,994	9,404,676
L-3 Communications Holdings, Inc.	105,000	9,007,950
Northrop Grumman Corp.	148,100	10,113,749
Precision Castparts Corp.	137,078	8,142,433
		$43,868,769
Auto Components — 1.3%
BorgWarner, Inc.	169,700	$10,188,788
		$10,188,788
Beverages — 1.4%
PepsiCo, Inc.	197,000	$11,384,630
		$11,384,630
Biotechnology — 2.9%
Amgen, Inc.(1)	96,900	$7,049,475
Charles River Laboratories International, Inc.(1)	152,700	7,485,354
Genzyme Corp.(1)	124,200	8,348,724
		$22,883,553
Capital Markets — 4.4%
Bank of New York Co., Inc.	318,000	$11,460,720
Mellon Financial Corp.	195,000	6,942,000
Merrill Lynch & Co., Inc.	115,400	9,088,904
UBS AG	69,800	7,675,906
		$35,167,530
Chemicals — 1.4%
Ecolab, Inc.	303,400	$11,589,880
		$11,589,880
Commercial Banks — 5.2%
Commerce Bancorp, Inc.	234,500	$8,594,425
North Fork Bancorporation, Inc.	356,850	10,287,986
SunTrust Banks, Inc.	159,000	11,568,840
Wells Fargo & Co.	175,400	11,202,798
		$41,654,049

Security	Shares	Value
Commercial Services & Supplies — 1.5%
Cintas Corp.	130,200	$5,549,124
Donnelley (R.R.) & Sons Co.	188,000	6,151,360
		$11,700,484
Communications Equipment — 2.0%
Cisco Systems, Inc.(1)	371,100	$8,041,737
QUALCOMM, Inc.	153,800	7,783,818
		$15,825,555
Computer Peripherals — 2.3%
EMC Corp.(1)	577,000	$7,864,510
International Business Machines Corp.	132,300	10,910,781
		$18,775,291
Construction & Engineering — 1.0%
Fluor Corp.	92,200	$7,910,760
		$7,910,760
Consumer Finance — 1.3%
American Express Co.	198,800	$10,446,940
		$10,446,940
Diversified Financial Services — 1.4%
Citigroup, Inc.	237,600	$11,221,848
		$11,221,848
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	291,500	$7,882,160
		$7,882,160
Electric Utilities — 0.9%
Exelon Corp.	139,500	$7,379,550
		$7,379,550
Electrical Equipment — 1.0%
Emerson Electric Co.	94,000	$7,861,220
		$7,861,220

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Electronic Equipment & Instruments — 1.1%
Flextronics International, Ltd.(1)	882,300	$9,131,805
		$9,131,805
Energy Equipment & Services — 4.4%
Diamond Offshore Drilling, Inc.	101,683	$9,100,629
Halliburton Co.	172,000	12,559,440
Nabors Industries, Ltd.(1)	96,400	6,900,312
Noble Corp.	84,500	6,852,950
		$35,413,331
Food & Staples Retailing — 4.6%
BJ's Wholesale Club, Inc.(1)	235,000	$7,404,850
CVS Corp.	303,400	9,062,558
Safeway, Inc.	278,000	6,983,360
Walgreen Co.	315,000	13,585,950
		$37,036,718
Food Products — 1.0%
Wm. Wrigley Jr. Co.	128,000	$8,192,000
		$8,192,000
Health Care Equipment & Supplies — 4.6%
Biomet, Inc.	190,300	$6,759,456
DENTSPLY International, Inc.	132,900	7,728,135
Edwards Lifesciences Corp.(1)	138,400	6,020,400
Fisher Scientific International, Inc.(1)	155,000	10,547,750
Stryker Corp.	132,800	5,888,352
		$36,944,093
Health Care Providers & Services — 2.9%
Caremark Rx, Inc.(1)	183,000	$8,999,940
Coventry Health Care, Inc.(1)	128,400	6,931,032
UnitedHealth Group, Inc.	129,600	7,239,456
		$23,170,428
Hotels, Restaurants & Leisure — 4.3%
Carnival Corp.	201,600	$9,549,792
Harrah's Entertainment, Inc.	66,000	5,145,360
Starwood Hotels & Resorts Worldwide, Inc.	171,100	11,588,603
Yum! Brands, Inc.	160,000	7,817,600
		$34,101,355

Security	Shares	Value
Household Durables — 0.7%
D.R. Horton, Inc.	173,700	$5,770,314
		$5,770,314
Household Products — 1.3%
Colgate-Palmolive Co.	117,100	$6,686,410
Procter & Gamble Co.	63,773	3,674,600
		$10,361,010
Industrial Conglomerates — 1.0%
Tyco International, Ltd.	285,300	$7,668,864
		$7,668,864
Insurance — 3.9%
Aflac, Inc.	213,900	$9,653,307
Allstate Corp.	127,600	6,649,236
PartnerRe, Ltd.	123,600	7,674,324
RenaissanceRe Holdings, Ltd.	157,900	6,887,598
		$30,864,465
Internet Software & Services — 0.9%
Google, Inc., Class A(1)	17,700	$6,903,000
		$6,903,000
IT Services — 3.4%
Electronic Data Systems Corp.	321,000	$8,612,430
Fiserv, Inc.(1)	156,000	6,637,800
Paychex, Inc.	278,800	11,614,808
		$26,865,038
Machinery — 0.7%
Deere & Co.	74,500	$5,889,225
		$5,889,225
Media — 2.5%
Lamar Advertising Co.(1)	125,000	$6,577,500
Time Warner, Inc.	418,500	7,026,615
Walt Disney Co.	226,000	6,303,140
		$19,907,255

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Metals & Mining — 5.3%
Alcoa, Inc.	315,200	$9,632,512
BHP Billiton, Ltd. ADR	194,500	7,750,825
Freeport-McMoRan Copper & Gold, Inc., Class B	95,500	5,708,035
Inco, Ltd.(1)	201,000	10,027,890
Newmont Mining Corp.	180,500	9,366,145
		$42,485,407
Multiline Retail — 1.0%
Federated Department Stores, Inc.	108,000	$7,884,000
		$7,884,000
Oil, Gas & Consumable Fuels — 4.5%
BP PLC ADR	176,000	$12,133,440
Chesapeake Energy Corp.	205,500	6,454,755
Marathon Oil Corp.	121,000	9,216,570
Williams Co., Inc.	396,100	8,472,579
		$36,277,344
Pharmaceuticals — 3.6%
Johnson & Johnson	126,800	$7,509,096
Sepracor, Inc.(1)	192,200	9,381,282
Watson Pharmaceuticals, Inc.(1)	146,800	4,219,032
Wyeth	161,300	7,826,276
		$28,935,686
Real Estate — 1.4%
Simon Property Group, Inc.	132,100	$11,114,894
		$11,114,894
Semiconductors & Semiconductor Equipment — 3.6%
Altera Corp.(1)	240,000	$4,953,600
Analog Devices, Inc.	184,500	7,064,505
Applied Materials, Inc.	428,800	7,508,288
Intel Corp.	248,500	4,808,475
Linear Technology Corp.	129,300	4,535,844
		$28,870,712

Security	Shares	Value
Software — 3.3%
Microsoft Corp.	369,000	$10,040,490
Oracle Corp.(1)	778,800	10,661,772
SAP AG ADR	107,800	5,855,696
		$26,557,958
Specialty Retail — 1.1%
Bed Bath and Beyond, Inc.(1)	237,400	$9,116,160
		$9,116,160
Textiles, Apparel & Luxury Goods — 1.5%
Nike, Inc., Class B	142,000	$12,084,200
		$12,084,200
Thrifts & Mortgage Finance — 2.7%
Countrywide Financial Corp.	199,000	$7,303,300
Freddie Mac	118,000	7,198,000
Sovereign Bancorporation, Inc.	311,200	6,818,392
		$21,319,692
Tobacco — 0.9%
Altria Group, Inc.	102,700	$7,277,322
		$7,277,322
Wireless Telecommunication Services — 0.8%
Sprint Nextel Corp.	262,300	$6,777,832
		$6,777,832
Total Common Stocks (identified cost $771,920,231)		$812,661,115
Short-Term Investments — 2.4%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.86%, 4/3/06	$2,000	$2,000,000
Royal Bank of Canada Time Deposit, 4.85%, 4/3/06	17,258	17,258,000
Total Short-Term Investments (at amortized cost, $19,258,000)		$19,258,000
Total Investments — 103.9% (identified cost $791,178,231)		$831,919,115

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Covered Call Options Written — (3.9%)
Type of Contract	Number of Contracts	Premiums Received	Value
Aflac, Inc., Expires 5/20/06, Strike 45.00	1,025	$306,978	$(138,375)
Alcoa, Inc., Expires 7/22/06, Strike 30.00	1,980	389,652	(445,500)
Alliant Techsystems, Inc., Expires 5/20/06, Strike 75.00	575	193,769	(224,250)
Allstate Corp., Expires 4/22/06, Strike 55.00	595	63,663	(11,900)
Altera Corp., Expires 6/17/06, Strike 20.00	1,520	212,033	(250,800)
Altria Group, Inc., Expires 6/17/06, Strike 75.00	590	184,074	(120,950)
American Express Co., Expires 4/22/06, Strike 52.50	810	189,939	(64,800)
Amgen, Inc., Expires 4/22/06, Strike 75.00	335	64,693	(31,825)
Analog Devices, Inc., Expires 6/17/06, Strike 40.00	1,845	464,920	(221,400)
Applied Materials, Inc., Expires 7/22/06, Strike 17.00	1,150	180,544	(178,250)
AT&T, Inc., Expires 4/22/06, Strike 25.00	2,915	112,223	(641,300)
Bank of New York Co., Inc., Expires 4/22/06, Strike 30.00	1,040	189,274	(634,400)
Bed Bath and Beyond, Inc., Expires 5/20/06, Strike 37.50	700	125,646	(150,500)
BHP Billiton, Ltd., Expires 5/20/06, Strike 40.00	630	144,581	(113,400)
Biomet, Inc., Expires 7/22/06, Strike 35.00	655	112,657	(170,300)
BJ's Wholesale Club, Inc., Expires 6/17/06, Strike 30.00	1,010	239,363	(280,275)
BorgWarner, Inc., Expires 4/22/06, Strike 55.00	610	254,362	(314,150)
BP PLC ADR, Expires 4/22/06, Strike 70.00	1,760	223,510	(149,600)
Caremark Rx, Inc., Expires 6/17/06, Strike 55.00	1,830	479,445	(73,200)
Carnival Corp., Expires 7/22/06, Strike 47.50	780	157,555	(187,200)
Charles River Laboratories International, Inc., Expires 5/20/06, Strike 45.00	480	214,553	(228,000)
Chesapeake Energy Corp., Expires 4/22/06, Strike 30.00	1,275	359,777	(232,050)
Cintas Corp., Expires 5/20/06, Strike 40.00	270	77,488	(86,400)

Type of Contract	Number of Contracts	Premiums Received	Value
Cisco Systems, Inc., Expires 7/22/06, Strike 20.00	1,980	$190,074	$(465,300)
Citigroup, Inc., Expires 6/17/06, Strike 50.00	2,376	420,534	(71,280)
Colgate-Palmolive Co., Expires 5/20/06, Strike 55.00	1,171	210,190	(333,735)
Commerce Bancorp, Inc., Expires 6/17/06, Strike 35.00	2,345	239,182	(597,975)
Countrywide Financial Corp., Expires 4/22/06, Strike 35.00	1,005	250,740	(221,100)
Coventry Health Care, Inc., Expires 7/22/06, Strike 60.00	860	146,307	(111,800)
CVS Corp., Expires 5/20/06, Strike 27.50	1,245	220,358	(373,500)
D.R. Horton, Inc., Expires 8/19/06, Strike 35.00	1,085	257,137	(260,400)
Deere & Co., Expires 6/17/06, Strike 80.00	340	77,212	(105,400)
DENTSPLY International, Inc., Expires 4/22/06, Strike 55.00	705	167,228	(239,700)
Diamond Offshore Drilling, Inc., Expires 6/17/06, Strike 80.00	815	396,893	(1,026,900)
Donnelley (R.R.) & Sons Co., Expires 6/17/06, Strike 35.00	1,880	58,278	(56,400)
Ecolab, Inc., Expires 4/22/06, Strike 35.00	2,484	194,986	(832,140)
Edwards Lifesciences Corp., Expires 5/20/06, Strike 45.00	660	100,317	(56,100)
Electronic Data Systems Corp., Expires 6/17/06, Strike 25.00	3,210	552,103	(802,500)
EMC Corp., Expires 7/22/06, Strike 14.00	1,827	174,236	(137,025)
Emerson Electric Co., Expires 6/17/06, Strike 80.00	565	138,138	(293,800)
Exelon Corp., Expires 7/22/06, Strike 55.00	795	220,208	(135,150)
Federated Department Stores, Inc., Expires 5/20/06, Strike 70.00	390	147,025	(195,000)
Fiserv, Inc., Expires 6/17/06, Strike 45.00	765	67,700	(65,025)
Fisher Scientific International, Inc., Expires 6/17/06, Strike 65.00	970	520,874	(485,000)
Flextronics International, Ltd., Expires 4/22/06, Strike 10.00	2,705	239,382	(121,725)
Fluor Corp., Expires 7/22/06, Strike 85.00	690	370,519	(410,550)
Freddie Mac, Expires 7/22/06, Strike 70.00	725	198,194	(21,750)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premiums Received	Value
Freeport-McMoran Copper & Gold, Inc., Expires 5/20/06, Strike 60.00	955	$336,159	$(315,150)
General Dynamics Corp., Expires 5/20/06, Strike 57.50	660	167,303	(448,800)
Genzyme Corp., Expires 7/22/06, Strike 70.00	410	146,366	(123,000)
Google, Inc., Expires 6/17/06, Strike 400.00	55	126,331	(121,000)
Halliburton Co., Expires 7/22/06, Strike 70.00	1,300	1,039,318	(962,000)
Harrah's Entertainment, Inc., Expires 5/20/06, Strike 75.00	460	132,016	(211,600)
Inco, Ltd., Expires 4/22/06, Strike 45.00	1,285	375,504	(629,650)
Intel Corp., Expires 7/22/06, Strike 20.00	375	59,814	(37,500)
International Business Machines Corp., Expires 4/22/06, Strike 85.00	850	231,193	(51,000)
Johnson & Johnson, Expires 7/22/06, Strike 60.00	575	80,210	(100,625)
L-3 Communications Holdings, Inc., Expires 4/22/06, Strike 75.00	400	169,747	(440,000)
Lamar Advertising Co., Expires 4/22/06, Strike 45.00	1,250	377,487	(950,000)
Linear Technology Corp., Expires 5/20/06, Strike 37.50	890	157,525	(35,600)
Marathon Oil Corp., Expires 4/22/06, Strike 60.00	845	369,249	(1,368,900)
Mellon Financial Corp., Expires 6/17/06, Strike 37.50	1,230	131,606	(55,350)
Merrill Lynch & Co., Inc., Expires 7/22/06, Strike 70.00	1,154	458,124	(1,171,310)
Microsoft Corp., Expires 7/22/06, Strike 25.00	835	229,200	(229,625)
Nabors Industries, Ltd., Expires 6/17/06, Strike 80.00	964	270,896	(154,240)
Newmont Mining Corp., Expires 6/17/06, Strike 50.00	1,805	671,439	(823,080)
Nike, Inc., Expires 4/22/06, Strike 85.00	625	282,998	(87,500)
Noble Corp., Expires 6/17/06, Strike 80.00	845	453,751	(532,350)
North Fork Bancorporation, Inc., Expires 5/20/06, Strike 25.00	540	57,778	(213,300)
Northrop Grumman Corp., Expires 5/20/06, Strike 60.00	1,481	410,224	(1,377,330)
Oracle Corp., Expires 6/17/06, Strike 12.00	2,500	221,243	(487,500)

Type of Contract	Number of Contracts	Premiums Received	Value
PartnerRe, Ltd., Expires 5/20/06, Strike 65.00	255	$29,834	$(18,487)
Paychex, Inc., Expires 6/17/06, Strike 37.50	2,788	702,554	(1,310,360)
PepsiCo, Inc., Expires 7/22/06, Strike 60.00	1,970	210,783	(187,150)
Precision Castparts Corp., Expires 6/17/06, Strike 55.00	1,370	365,779	(808,300)
Procter & Gamble Co., Expires 7/22/06, Strike 60.00	637	84,081	(73,255)
Qualcomm, Inc., Expires 7/22/06, Strike 50.00	610	187,264	(225,700)
RenaissanceRe Holdings, Ltd., Expires 7/22/06, Strike 45.00	305	79,908	(58,713)
Safeway, Inc., Expires 6/17/06, Strike 22.50	1,670	391,603	(517,700)
SAP AG, Expires 6/17/06, Strike 50.00	565	169,719	(282,500)
Sepracor, Inc., Expires 7/22/06, Strike 55.00	450	120,336	(101,250)
Simon Property Group, Inc., Expires 4/22/06, Strike 80.00	1,321	524,421	(488,770)
Sovereign Bancorporation, Inc., Expires 7/22/06, Strike 20.00	925	172,970	(212,750)
Sprint Nextel Corp., Expires 5/20/06, Strike 25.00	1,565	184,664	(258,225)
Starwood Hotels & Resorts Worldwide, Inc., Expires 5/20/06, Strike 60.00	630	177,655	(522,900)
Stryker Corp., Expires 6/17/06, Strike 50.00	495	107,412	(29,700)
SunTrust Banks, Inc., Expires 7/22/06, Strike 75.00	1,590	440,416	(333,900)
Time Warner, Inc., Expires 7/22/06, Strike 16.00	1,465	189,712	(183,125)
Tyco International, Ltd., Expires 7/22/06, Strike 27.50	720	60,118	(79,200)
UBS AG, Expires 6/17/06, Strike 110.00	310	85,867	(97,650)
UnitedHealth Group, Inc., Expires 6/17/06, Strike 60.00	785	256,726	(82,425)
Walgreen Co., Expires 4/22/06, Strike 45.00	2,185	244,712	(43,700)
Walt Disney Co., Expires 4/22/06, Strike 25.00	1,210	183,914	(363,000)
Watson Pharmaceuticals, Inc., Expires 8/19/06, Strike 30.00	230	39,559	(29,900)
Wells Fargo & Co., Expires 7/22/06, Strike 65.00	1,754	327,988	(263,100)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premiums Received	Value
Williams Co., Inc., Expires 8/19/06, Strike 22.50	2,700	$329,390	$(378,000)
Wm. Wrigley Jr. Co., Expires 6/17/06, Strike 65.00	640	114,751	(124,800)
Wyeth, Expires 4/22/06, Strike 45.00	1,613	221,730	(629,070)
Yum! Brands, Inc., Expires 4/22/06, Strike 50.00	890	197,574	(53,400)
Total Call Options Written (premiums received, $23,655,435)			$(31,051,520)
Other Assets, Less Liabilities — (0.0)%			$(263,844)
Net Assets — 100.0%			$800,603,751

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of March 31, 2006

Assets
Investments, at value (identified cost, $791,178,231)	$831,919,115
Cash	285
Dividends and interest receivable	561,143
Total assets	$832,480,543
Liabilities
Written options outstanding, at value (premiums received $23,655,435)	$31,051,520
Payable to affiliate for investment advisory fees	679,164
Payable to affiliate for Trustees' fees	26,418
Accrued expenses	119,690
Total liabilities	$31,876,792
Net assets applicable to common shares	$800,603,751
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 39,478,517 shares issued and outstanding	$394,785
Additional paid-in capital	753,080,995
Undistributed net realized gain (computed on the basis of identified cost)	44,315,849
Distributions in excess of net investment income earned to date	(30,532,664)
Net unrealized appreciation (computed on the basis of identified cost)	33,344,786
Net assets applicable to common shares	$800,603,751
Net Asset Value Per Common Share
($800,603,751 ÷ 39,478,517 common shares issued and outstanding)	$20.28

Statement of Operations

For the Six Months Ended
March 31, 2006

Investment Income
Dividends (net of foreign taxes, $12,144)	$5,601,232
Interest	647,158
Total investment income	$6,248,390
Expenses
Investment adviser fee	$3,950,927
Trustees' fees and expenses	25,520
Custodian fee	146,170
Printing and postage	67,731
Legal and accounting services	34,224
Transfer and dividend disbursing agent fees	28,910
Miscellaneous	68,215
Total expenses	$4,321,697
Deduct — Reduction of custodian fee	$724
Reduction of investment adviser fee	1,687
Total expense reductions	$2,411
Net expenses	$4,319,286
Net investment income	$1,929,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$30,564,946
Written option transactions	10,856,897
Net realized gain	$41,421,843
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(5,740,560)
Written option transactions	7,388,394
Net change in unrealized appreciation (depreciation)	$1,647,834
Net realized and unrealized gain	$43,069,677
Net increase in net assets from operations	$44,998,781

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	Period Ended September 30, 2005(1)
From operations — Net investment income	$1,929,104	$2,001,260
Net realized gain from investment and written option transactions	41,421,843	49,351,543
Net change in unrealized appreciation (depreciation) from investments and written options	1,647,834	31,696,952
Net increase in net assets from operations	$44,998,781	$83,049,755
Distributions to shareholders from net investment income	$(32,447,063)	$(48,473,503)
Total distributions to shareholders	$(32,447,063)	$(48,473,503)
Capital share transactions — Proceeds from sale of shares(2)	$—	$747,287,500
Reinvestment of distributions to shareholders	610,168	6,235,140
Offering costs	—	(757,027)
Net increase in net assets from capital share transactions	$610,168	$752,765,613
Net increase in net assets	$13,161,886	$787,341,865
Net Assets
At beginning of period	$787,441,865	$100,000
At end of period	$800,603,751	$787,441,865
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(30,532,664)	$(14,705)

(1)  For the period from the start of business, October 29, 2004, to September 30, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $35,212,500.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended March 31, 2006 (Unaudited)(1)	Period Ended September 30, 2005(1)(2)
Net asset value — Beginning of period	$19.960	$19.100 (3)
Income (loss) from operations
Net investment income	$0.049	$0.051
Net realized and unrealized gain	1.093	2.061
Total income from operations	$1.142	$2.112
Less distributions
From net investment income	$(0.822)	$(1.233)
Total distributions	$(0.822)	$(1.233)
Common share offering costs	$—	$(0.019)
Net asset value — End of period	$20.280	$19.960
Market value — End of period	$19.640	$19.890
Total Investment Return on Net Asset Value	5.93%	11.24%
Total Investment Return on Market Value	2.95%	10.85%
Ratios/Supplemental Data
Net assets end of period (000's omitted)	$800,604	$787,442
Net expenses(5)(6)	1.09%	1.09%
Net expenses after custodian fee reduction(5)(6)	1.09%	1.09%
Net investment income(5)(6)	0.49%	0.28%
Portfolio Turnover	32%	84%

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, October 29, 2004, to September 30, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value for the Fund's initial period is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value for the Fund's initial period is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

(6)  The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser, and a fee reduction by the custodian. Had such actions not been taken, the ratios would have changed by less than .005%

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated August 11, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of large- and mid-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

J  Interim Financial Statements — The interim financial statements relating to March 31, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflects all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the six months ended March 31, 2006, the advisory fee amounted to $3,950,927. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the six months ended March 31, 2006, the Investment Adviser waived $1,687 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $255,779,597 and $267,879,601 respectively, for the six months ended March 31, 2006.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at March 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$791,178,231
Gross unrealized appreciation	$60,533,069
Gross unrealized depreciation	(19,792,185)
Net unrealized appreciation	$40,740,884

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended March 31, 2006 (Unaudited)	Period Ended September 30, 2005(1)
Sales	—	39,130,000
Issued to shareholders electing to receive payments of distributions in Fund shares	31,227	317,290
Net increase	31,227	39,447,290

(1) For the period from the start of business, October 29, 2004, to September 30, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2006 is included in the Portfolio of Investments.

Written call options activity for the six months ended March 31, 2006 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	104,721	$21,738,718
Options written	189,143	38,181,650
Options terminated in closing purchase transactions	(135,828)	(24,151,123)
Options exercised	(44,056)	(11,469,540)
Options expired	(4,070)	(644,270)
Outstanding, end of period	109,910	$23,655,435

At March 31, 2006, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Enhanced Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Enhanced Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Enhanced Equity Income Fund
  c/o PFPC, Inc.
  P.O. Box 43027
  Providence, RI 02940-3027
  800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of March 31, 2006, our records indicate that there are 44 registered shareholders and approximately 39,400 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
  The Eaton Vance Building
  255 State Street
  Boston, MA 02109
  1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser and sub-adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any such sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Enhanced Equity Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser, Sub-adviser and their respective affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (October 2004) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees").

As part of its review, the Board considered the Fund's management fee and total expense ratio for the period from inception (October 2004) through September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President
James B. Hawkes
Vice President and Trustee
Lewis R. Piantedosi
Vice President
Walter A. Row, III
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Eaton Vance Enhanced Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2285-5/06  CE-EEIFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended September 30, is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	May 19, 2006

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 19, 2006